UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22496

American Funds Global Balanced Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Michael W. Stockton

American Funds Global Balanced Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Multiple perspectives
help counter volatility.

Special feature page 4

American Funds Global Balanced FundSM Annual report for the year ended October 31, 2015

American Funds Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	Lifetime (since 2/1/11)

Reflecting 5.75% maximum sales charge	–10.99%	4.05%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.85% for Class A shares as of the prospectus dated January 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

The fund’s 30-day yield for Class A shares as of November 30, 2015, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.59%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the U.S. may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

4	Multiple perspectives help counter volatility.

Contents
1	Letter to investors
3	The value of a $10,000 investment
10	Summary investment portfolio
15	Financial statements
35	Board of trustees and other officers

Fellow investors:

Around the world, equity markets have risen remarkably since early 2009, but this advance stalled over the last year. Global crosscurrents came to a head in the last three months of American Funds Global Balanced Fund’s fiscal year, with sharp declines in equities during August and September, followed by a powerful rally in October. Developed markets fared better than emerging markets, which suffered from weak commodity prices, political turmoil and the slowdown in the Chinese economy.

Although the U.S. economy continues to grow and unemployment continues to decline, both equity and bond markets have been buffeted by mounting evidence of a slowdown in the industrial sector as well as concerns about a potential Federal Reserve rate increase. The European Central Bank continues to support the tenuous recovery there, but pressures on export markets combined with political pressures stemming from hard-fought elections and the migrant crisis dampened stock prices. Despite entering a modest recession, Japan’s stock market rose during the year due to its weak currency and optimism about reform across the corporate sector.

Despite ongoing low global interest rates, U.S.-based fixed-income investors

Results at a glance

Returns for periods ended October 31, 2015, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	Lifetime (since 2/1/11)

American Funds Global Balanced Fund (Class A shares)	–2.42%	6.24%
MSCI ACWI (All Country World Index)[1]	–0.03	6.31
Barclays Global Aggregate Index	–3.07	1.10
60/40 MSCI/Barclays Index[1,2]	–1.05	4.38
Lipper Flexible Portfolio Funds Index[3]	–0.84	5.80

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	MSCI ACWI results reflect dividends net of withholding taxes.
[2]	The 60/40 MSCI/Barclays Index blends the MSCI ACWI with the Barclays Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[3]	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

American Funds Global Balanced Fund	1

suffered from the strong U.S. dollar, which hurt returns in non-dollar bonds. Additionally, corporate bonds were hurt by increasing risk aversion, with investors preferring to hold highly rated sovereign bonds.

For the 12 months ended October 31, 2015, American Funds Global Balanced Fund declined 2.42%, including reinvestment of quarterly dividends totaling 36 cents a share and a capital gain distribution of 72.2 cents a share. The fund’s peer group, represented by the Lipper Flexible Portfolio Funds Index,3 lost 0.84%. The MSCI ACWI (All Country World Index),1 which measures global stocks, lost 0.03%. The Barclays Global Aggregate Index, which measures investment-grade bonds (rated BBB/Baa and above),* was down 3.07%. The 60/40 MSCI/Barclays Index,2 which blends the two indexes at 60% and 40%, respectively, lost 1.05%.

Although we are disappointed with the fund’s results over the last 12 months, we are pleased to note that over its lifetime the fund’s annualized return of 6.24% exceeds that of its peer group.

Portfolio highlights

In the stock portion of American Funds Global Balanced Fund’s portfolio, holdings in the consumer discretionary and consumer staples sectors had some of the best returns. Two tobacco companies, both in the fund’s 10 largest holdings at October 31, were among the top contributors: U.S.-based Altria rose 25.09% for the year and the U.K.’s Imperial Tobacco gained 24.21%. Another large U.S. tobacco holding, Philip Morris International, declined 0.69%. The primary contributor to the fund’s results was U.S. video-streaming leader Netflix (+93.16%), which has benefited from the lower cost and widespread availability of popular online services. Another large internet-related holding, Alphabet —which changed its name from Google during the year — gained 28.68% with strong revenue growth complemented by increasing attention to cost control and shareholder returns. Not surprisingly, the worst sector for the fund was energy, which included two of the fund’s weakest holdings: Denbury Resources (–71.45%) and Chesapeake Energy (–67.85%). The Chinese government’s anti-corruption crackdown hurt companies operating casinos in Macau, including Hong Kong-based Galaxy Entertainment (–50.16%). Overall, the fund’s equity holdings lagged the MSCI ACWI Index. The fund’s fixed-income holdings slightly trailed the Barclays Global Aggregate Index, largely because of the strong U.S. dollar. Our Mexican bond holdings were hurt by the weak peso.

Looking ahead

Although market volatility can be disconcerting, it’s important to focus on the long term and not to overreact to short-term gyrations or the screeching headlines of a 24-hour news cycle. We do not mean to minimize the challenges facing stock and bond markets. These include the slowing Chinese economy, the potential effects of currency volatility following a rise in short-term U.S. interest rates, and conflict in the Middle East and the related migrant crisis. Domestically, declining corporate profits and weakness in the industrial segment of the economy remain concerns. However, the world economy continues to grow, with low oil prices a major boon to developed economies, so the current period of uncertainty may offer attractive opportunities in both equities and fixed income.

The fund’s portfolio managers continue to evaluate potential investments, particularly in out-of-favor sectors and with good dividends, as well as quality companies with less exposure to economic headwinds. We maintain a long-term focus in pursuit of the fund’s objectives of providing long-term growth of capital, conservation of principal and current income. You can read more about our efforts in the “Multiple Perspectives Help Counter Volatility” feature beginning on page 4.

As the fund approaches its fifth anniversary in February 2016, we thank all investors for your trust and look forward to reporting to you again in six months.

Cordially,

Eric S. Richter

Vice Chairman and President

December 15, 2015

For current information about the fund, visit americanfunds.com.

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness.

See page 1 for other footnotes.

2	American Funds Global Balanced Fund

The value of a $10,000 investment

How a $10,000 investment has grown (for the period February 1, 2011, to October 31, 2015, with distributions reinvested)

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Results reflect dividends net of withholding taxes.
[4]	As of 8/18/14, Lipper has integrated its Global Flexible Portfolio category into the Flexible Portfolio category; therefore, the Lipper Global Flexible Portfolio Funds Index has been replaced as a fund benchmark by the Lipper Flexible Portfolio Funds Index. Results of the Lipper Flexible Portfolio Funds Index do not reflect any sales charges.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2015)*

	1 year	Lifetime (since 2/1/11)

Class A shares	–8.02%	4.92%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

American Funds Global Balanced Fund	3

Multiple perspectives help counter volatility.

After almost six years of significant global stock market gains, last summer’s sharp decline was a reminder that what goes up can also go down. Such sudden reversals can be particularly unnerving for newer investors or those who have recently retired or are about to retire.

Astute investors, however, understand that stock market declines are inevitable and use these periods to identify well-managed companies whose shares offer compelling value.

We asked the six portfolio managers for American Funds Global Balanced Fund how they deal with market volatility as they seek to meet the fund’s objectives of providing long-term growth of capital, conservation of principal and current income.

One thing they all agree on is that this year’s turmoil was no surprise — and in fact may have been overdue. Says portfolio manager Alfonso Barroso, “Volatility levels in 2013 and 2014 in several asset classes were at their lowest intensity in more than 25 years. That confluence of low volatility across so many asset classes and markets was unusual.”

London-based Alfonso is one of three “balanced” portfolio managers in American Funds Global Balanced Fund who invest in both stocks and bonds. How the three allocate their slices of the overall portfolio depends on how they evaluate the attractiveness of different global market segments.

“At the moment I hold more cash and fixed-income investments than the other balanced managers,” says Alfonso. “With stock market valuations moderately higher than historical averages, the slowdown in emerging market economies and uncertainties over Federal Reserve and other central bank monetary policies, I think having more in fixed income and cash is appropriate. However, with greater volatility comes greater difference between market prices and fundamental values — which creates more opportunities to spot interesting investment ideas.”

With an average of 25 years of investing experience, the seasoned portfolio managers of American Funds Global Balanced Fund take market turmoil in stride. “I’ve been through a lot of crises — Asian financial crisis in the ’90s, global financial crisis, euro crisis, oil crisis,” says balanced manager Winnie Kwan, who is based in Hong Kong. “During periods of volatility, I like to keep my investment turnover low, really focusing on keeping my high-conviction, bottom-up ideas that I expect to do well over the long term.”

The big picture

All the fund’s portfolio managers rely heavily on the research conducted by American Funds’ global network of

4	American Funds Global Balanced Fund

American Funds Global Balanced Fund	5

“With stock market valuations moderately higher than historical averages, the slowdown in emerging market economies and uncertainties over Federal Reserve and other central bank monetary policies, I think having more in fixed income and cash is appropriate.”

Alfonso Barroso, portfolio manager

investment analysts, many of whom have followed companies for decades. Balanced manager David Riley says that the analysts’ recommendations help him build his slice of the fund’s portfolio. “My portfolio construction is stock by stock, very much driven by analyst convictions and recommendations,” says David, who is based in Washington, D.C.

“I take a big picture, macro view that tends to inform my overall positioning in terms of equities vs. bonds. The more bearish I am on the big picture, the more bonds and U.S. Treasuries I will have and the more defensive my equity choices will be.”

In recent months, David has trimmed his exposure to investments that could be affected by the slowing economy in China, which was the primary catalyst for the recent volatility. David is convinced that the effects of the deteriorating Chinese economy will have broader implications. “The overarching driver for how I am constructing my portfolio is the rising probability of a full-blown crisis. It may unfold in China or in commodity-producing emerging market countries that are dependent on China, like Brazil.”

The fact that China was among the root causes of the summer’s turmoil was not unexpected, says fixed-income portfolio manager Rob Neithart. “We’d had a long uninterrupted period of strong markets, so we were overdue for something to come along and create volatility,” says Los Angeles–based Rob. “I’m not surprised that it originated in concerns about the Federal Reserve trying to normalize interest rates or the concerns about emerging markets, particularly China given the degree of imbalances in its economy and the extent of its stimulus measures in the past five years.

“But market fluctuations come with investing. The world itself is unpredictable, so you should expect a degree of turbulence in markets that reflects the turbulence in the real world. Volatility is very healthy because it means that the markets are reacting — sometimes overreacting —to fundamental surprises. Then all you have to do is keep your eyes and ears open to all the things that happen with individual companies, geopolitics, political trends and shifting economic cycles.”

Rob and fellow fixed-income manager Mark Brett, who is based in London, are tasked with helping the fund achieve its goals of providing downside protection and income generation.

“We’re both very sensitive to global macro developments,” says Rob. “We rely on analysts to stay abreast of company-by-company financial developments while we focus more on major economic and policy changes.

“So our decision-making process is probably 80% broad environmental conditions and about 20% industry-specific developments or sector developments that might drive credit markets one way or the other. We work very closely with our investment analysts, particularly when investing in corporate bonds or sovereign bonds of smaller markets, such as Mexico and Poland.”

Like the other portfolio managers, Mark relies heavily on the research of Capital Group’s investment analysts, especially when selecting corporate and mortgage securities. “For example, if I’m investing in pharmaceutical companies I want to make sure that I pick those that the analysts have a really strong view about,” he says.

Mark also pays close attention to the opinions of Capital’s fixed-income traders. “I never buy a security without discussing it with the trader first,” he says.

6	American Funds Global Balanced Fund

A defensive role

Mark likens the job of the fixed-income manager to that of a center back, the linchpin of a soccer team who plays a pivotal defensive role. “In soccer, it’s very important to have a player who doesn’t rush up to the goal but instead tackles and passes the ball to somebody else to score the goals. That’s what we do in the bond area. When stocks are going through difficult phases, the bond portfolio tries to make money from fixed-income investments so the fund’s investors have some protection from loss of principal.”

Rob cautions that investors who ignore bonds because of the increasing likelihood of interest rate increases are making a mistake. “In most individual portfolios and pension plans, fixed income plays an important role and really does need to be there structurally,” he says.

“Over the last decade or so, some investors who are only interested in high total returns have decided that there’s no role for bonds. But world events could mean that equities deliver poor returns vs. bonds for long periods, so they are exposing themselves to significant risks. It’s naive to think that bonds can’t help you achieve your longer term goals.”

Your fund’s portfolio managers

Mark Brett London	Rob Neithart Los Angeles	Eric Richter Washington, D.C.

Investment focus: Bonds	Investment focus: Bonds	Investment focus: Stocks
Years of experience: 37	Years of experience: 28	Years of experience: 24

Alfonso Barroso London	David Riley Washington, D.C.	Winnie Kwan Hong Kong

Investment focus: Stocks/bonds	Investment focus: Stocks/bonds	Investment focus: Stocks/bonds
Years of experience: 21	Years of experience: 21	Years of experience: 19

*	Years of experience as of January 1, 2016.

American Funds Global Balanced Fund	7

“One of the things that I think is particularly great about American Funds Global Balanced Fund is that we don’t have a one-time ‘set it and forget it’ approach to asset allocation.”

Rob Neithart, portfolio manager

Bonds also provide a level of flexibility that’s missing from funds with a narrower investment focus. Explains David, “I think it’s quite likely that we’ll remain in a very difficult environment for some time, but as long as we have a relatively conservative position going into tough periods we can capitalize on that for shareholders.

“For example, an extremely negative environment might present an opportunity to shift from liquid defensive Treasury bonds into very attractive high-yield corporate bonds. That could produce good investment results with lower volatility than you might see in a fund that invests only in equities.”

The summer’s decline didn’t last as long as many investors feared and it was followed by a sharp recovery in October. But the reality is that another period of turmoil is coming: No one knows when or how long it will last. That’s why it’s important for investors to maintain a long-term perspective and not panic when stocks go down.

“Financial markets are like the weather,” says Mark. “You can’t have summer for all four seasons, even in California. You have to accept that there will be times when it’s colder and some cold spells may last longer. That’s just how it is.”

Different viewpoints

Alfonso believes the fund’s structure provides a competitive opportunity as the issues that caused the recent volatility are still unresolved. “I think the cross asset-class pollinations of insights and convictions we share within our investment group is unique in the industry,” he says. “It positions us strongly to identify and act on compelling valuation opportunities in both stocks and bonds.”

Adds Rob, “One of the things that I think is particularly great about American Funds Global Balanced Fund is that we don’t have a one-time ‘set it and forget it’ approach to asset allocation. We try to analyze what’s happening across markets so we can make decisions about allocations that are more tactical, maybe with a one-year time frame.

“We are responsive to market signals and can adjust the fund’s positioning across stocks and bonds actively and accurately.”

Principal investment officer and equity portfolio manager Eric Richter considers global diversity to be the fund’s key strength. “We have portfolio managers with different backgrounds in terms of their geographic familiarity, asset class focus and investment approach, working together closely and exchanging strong-conviction ideas,” says Eric, who is based in Washington, D.C.

“In addition, we have a strong global corps of investment analysts who provide great insights and investment ideas that help us provide shareholders with a balanced and diversified portfolio to weather all types of market environments. It really is a case of the fund being stronger than the sum of its individual parts.”

For now, the fund’s portfolio managers and investment analysts are keeping a close eye on the key factors that could lead to more market volatility, particularly developments in the Chinese economy, interest rate increases from the Federal Reserve and geopolitical conflicts, notably in the Middle East.

However things may turn out, American Funds Global Balanced Fund is equipped to deal with the challenges. ■

8	American Funds Global Balanced Fund

“We have portfolio managers with different backgrounds in terms of their geographic familiarity, asset class focus and investment approach, working together closely and exchanging strong-conviction ideas.”

Eric Richter, portfolio manager

American Funds Global Balanced Fund	9

Summary investment portfolio October 31, 2015

Industry sector diversification	Percent of net assets

Five largest sectors in common stock holdings	Percent of net assets
Financials	10.19%
Consumer staples	7.40
Health care	7.37
Information technology	5.45
Industrials	4.67

Currency diversification	Percent of net assets

	Equity securities	Bonds & notes	Forward currency contracts	Short-term securities & other assets less liabilities	Total
U.S. dollars	29.62%	19.84%	1.13%	7.33%	57.92%
British pounds	9.63	1.96	(1.75)	—	9.84
Euros	3.84	4.23	.36	—	8.43
Japanese yen	1.90	2.26	1.53	—	5.69
Swiss francs	4.66	—	—	—	4.66
Canadian dollars	2.56	—	.11	—	2.67
Hong Kong dollars	2.56	—	—	—	2.56
Indian rupees	1.08	.43	(.14)	—	1.37
Polish zloty	—	1.42	(.28)	—	1.14
Mexican pesos	—	1.17	(.34)	—	.83
Other currencies	3.48	2.03	(.62)	—	4.89
Total					100.00%

Common stocks 59.33%	Shares	Value (000)
Financials 10.19%
UBS Group AG1	5,554,500	$110,856
Prudential PLC[1]	3,281,400	76,591
Barclays PLC[1]	16,562,762	58,947
Crown Castle International Corp.	635,777	54,334
Wells Fargo & Co.	944,500	51,135
HDFC Bank Ltd.[1]	2,330,365	46,970
Other securities		539,555
		938,388

Consumer staples 7.40%
Philip Morris International Inc.	1,970,400	174,183
Altria Group, Inc.	1,852,200	112,003
Imperial Tobacco Group PLC[1]	1,771,000	95,399
Nestlé SA1	1,094,000	83,519

10	American Funds Global Balanced Fund

	Shares	Value (000)
Thai Beverage PCL[1]	150,817,107	$72,419
Tesco PLC[1,2]	22,224,000	62,615
British American Tobacco PLC[1]	875,950	51,992
Other securities		29,168
		681,298

Health care 7.37%
Novartis AG1	1,699,550	154,092
Amgen Inc.	847,824	134,109
Thermo Fisher Scientific Inc.	606,200	79,279
Gilead Sciences, Inc.	716,704	77,497
GlaxoSmithKline PLC[1]	3,091,100	66,575
Other securities		167,649
		679,201

Information technology 5.45%
Alphabet Inc., Class C	82,280	58,485
Alphabet Inc., Class A2	70,500	51,986
Oracle Corp.	2,001,800	77,750
Other securities		313,353
		501,574

Industrials 4.67%
Norfolk Southern Corp.	855,000	68,426
General Dynamics Corp.	442,100	65,687
Other securities		295,582
		429,695

Energy 4.58%
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	2,109,000	54,767
Royal Dutch Shell PLC, Class B1	981,920	25,648
Canadian Natural Resources, Ltd.	3,208,700	74,402
Enbridge Inc. (CAD denominated)	1,462,068	62,492
Other securities		204,211
		421,520

Telecommunication services 4.50%
Verizon Communications Inc.	4,203,012	197,037
Other securities		217,533
		414,570

Consumer discretionary 4.27%
Netflix, Inc.[2]	792,400	85,880
Kering SA1	362,232	66,923
General Motors Co.	1,375,000	48,001
Other securities		192,087
		392,891

Utilities 3.89%
SSE PLC[1]	5,009,024	116,825
Exelon Corp.	1,725,000	48,162
Dominion Resources, Inc.	622,000	44,429
Other securities		148,787
		358,203

Materials 2.07%
Other securities		190,589

Miscellaneous 4.94%
Other common stocks in initial period of acquisition		454,709

Total common stocks (cost: $5,114,074,000)		5,462,638

American Funds Global Balanced Fund	11

Convertible bonds 0.06%	Principal amount (000)		Value (000)
Financials 0.06%
Other securities			$5,505

Total convertible bonds (cost: $6,223,000)			5,505

Bonds, notes & other debt instruments 33.28%
Bonds & notes of governments & government agencies outside the U.S. 12.49%
German Government 0.10%–2.50% 2020–2046[3]	EUR	72,960	93,432
Japanese Government 0.10%–2.30% 2018–2044[3]	JPY	23,477,340	207,863
Polish Government 2.75%–5.75% 2017–2025[3]	PLN	444,518	130,776
United Kingdom 1.75%–5.00% 2019–2046	GBP	94,900	154,822
United Mexican States Government 2.00%–10.00% 2016–2040[3]	MXN	1,540,128	106,996
Other securities			455,951

Total bonds & notes of governments & government agencies outside the U.S.			1,149,840

U.S. Treasury bonds & notes 11.03%
U.S. Treasury 8.83%
U.S. Treasury 1.625% 2019		$47,730	48,335
U.S. Treasury 1.25% 2020		94,435	93,789
U.S. Treasury 2.00% 2025		123,970	122,393
U.S. Treasury 2.875% 2045		98,495	97,508
U.S. Treasury 0.88%–7.50% 2016–2045[4]		440,955	450,520
			812,545

U.S. Treasury inflation-protected securities 2.20%
U.S. Treasury Inflation-Protected Security 0.125% 2024[3]		56,609	54,324
U.S. Treasury Inflation-Protected Security 0.25% 2025[3]		58,743	56,567
U.S. Treasury Inflation-Protected Securities 0.13%–2.37% 2019–2045[3]		91,564	91,656
			202,547

Total U.S. Treasury bonds & notes			1,015,092

Corporate bonds & notes 6.52%
Health care 1.21%
Novartis Securities Investment Ltd. 5.125% 2019		475	528
Other securities			110,631
			111,159

Telecommunication services 0.59%
Verizon Communications Inc. 4.27%–5.15% 2023–2048		19,903	19,033
Other securities			35,805
			54,838

Consumer staples 0.26%
Altria Group, Inc. 2.63%–4.75% 2020–2021		5,000	5,357
Philip Morris International Inc. 4.25% 2044		2,700	2,653
Other securities			15,782
			23,792

Other 4.46%
Other securities			410,746
Total corporate bonds & notes			600,535

Mortgage-backed obligations 3.01%
Federal agency mortgage-backed obligations 1.88%
Fannie Mae 3.50%–6.00% 2026–2045[5,6]		28,117	29,333
Government National Mortgage Assn. 3.50% 2045[5,6]		105,850	110,661
Government National Mortgage Assn. 4.00%–4.50% 2045[5,6]		30,500	32,754
			172,748

12	American Funds Global Balanced Fund

	Principal amount (000)		Value (000)
Other mortgage-backed securities 0.98%
Nykredit Realkredit AS, Series 01E, 2.00% 2037[5]	DKr	326,096	$46,436
Other securities			44,211
			90,647

Commercial mortgage-backed securities 0.15%
Other securities			13,907

Total mortgage-backed obligations			277,302

Asset-backed obligations 0.23%
Other securities			21,465

Total bonds, notes & other debt instruments (cost: $3,159,089,000)			3,064,234

Short-term securities 7.24%
Fannie Mae 0.14%–0.22% due 11/17/2015–3/1/2016		$92,600	92,574
Federal Home Loan Bank 0.10%–0.21% due 11/13/2015–3/16/2016		271,100	271,054
Gotham Funding Corp. 0.19% due 11/3/2015[7]		40,000	39,999
Mitsubishi UFJ Trust and Banking Corp. 0.17% due 11/17/2015[7]		27,500	27,498
Mizuho Bank, Ltd. 0.29% due 1/22/2016[7]		49,600	49,566
Nestlé Capital Corp. 0.18% due 11/3/2015[7]		36,700	36,700
Sumitomo Mitsui Banking Corp. 0.16% due 12/1/2015[7]		69,800	69,789
Other securities			79,555

Total short-term securities (cost: $666,710,000)			666,735
Total investment securities 99.91% (cost: $8,946,096,000)			9,199,112
Other assets less liabilities 0.09%			8,514

Net assets 100.00%			$9,207,626

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $371,817,000.

			Contract amount		Unrealized (depreciation) appreciation
			Receive	Deliver	at 10/31/2015
	Settlement date	Counterparty	(000)	(000)	(000)
Purchases:
Euros	12/4/2015	UBS AG	€20,953	$23,537	$ (483)
Japanese yen	11/13/2015	HSBC Bank	¥1,430,795	$11,904	(46)
Japanese yen	11/13/2015	HSBC Bank	¥3,205,806	$26,786	(217)
Japanese yen	11/18/2015	HSBC Bank	¥444,983	$3,694	(6)
Japanese yen	11/18/2015	UBS AG	¥2,462,106	$20,442	(35)
Japanese yen	11/19/2015	UBS AG	¥1,719,079	$14,506	(257)
Japanese yen	11/20/2015	HSBC Bank	¥2,929,982	$24,362	(76)
Japanese yen	12/2/2015	HSBC Bank	¥2,400,000	$19,913	(17)
					$(1,137)
Sales:
Australian dollars	11/16/2015	Citibank	$3,450	A$4,750	65
British pounds	11/4/2015	JPMorgan Chase	¥1,433,787	£7,900	(296)
British pounds	11/13/2015	HSBC Bank	$16,740	£11,000	(216)
British pounds	11/13/2015	HSBC Bank	$22,676	£14,900	(292)

American Funds Global Balanced Fund	13

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 10/31/2015 (000)
British pounds	11/17/2015	Bank of America, N.A.	€5,264	£3,900	$(222)
British pounds	11/19/2015	Bank of America, N.A.	C$12,586	£6,325	(125)
British pounds	11/20/2015	HSBC Bank	$24,729	£16,150	(164)
British pounds	11/20/2015	HSBC Bank	€7,402	£5,500	(336)
British pounds	11/23/2015	HSBC Bank	$9,627	£6,225	32
British pounds	11/23/2015	Citibank	$9,625	£6,225	30
British pounds	12/4/2015	HSBC Bank	€5,430	£3,900	(37)
Euros	11/23/2015	Bank of New York Mellon	$28,108	€24,750	883
Indian rupees	11/20/2015	JPMorgan Chase	$6,111	INR397,550	51
Malaysian ringgits	12/4/2015	UBS AG	$1,538	MYR6,500	29
Mexican pesos	12/4/2015	Bank of America, N.A.	$138	MXN2,300	(1)
Polish zloty	12/3/2015	JPMorgan Chase	$24,472	PLN92,500	562
South African rand	11/16/2015	JPMorgan Chase	$10,150	ZAR137,550	240
South African rand	12/3/2015	UBS AG	$4,319	ZAR58,725	101
Swedish kronor	11/19/2015	HSBC Bank	€8,011	SKr75,000	29
Swedish kronor	11/24/2015	Citibank	$9,521	SKr78,200	362
					$ 695
Forward currency contracts — net					$(442)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,504,466,000, which represented 27.20% of the net assets of the fund. This amount includes $2,491,511,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,772,000, which represented .03% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Purchased on a TBA basis.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $453,345,000, which represented 4.92% of the net assets of the fund.

Key to abbreviations and symbols

TBA = To be announced

A$ = Australian dollars

CAD/C$ = Canadian dollars

DKr = Danish kroner

EUR/€ = Euros

GBP/£ = British pounds

INR = Indian rupees

JPY/¥ = Japanese yen

MXN = Mexican pesos

MYR = Malaysian ringgits

PLN = Polish zloty

SKr = Swedish kronor

ZAR = South African rand

See Notes to Financial Statements

14	American Funds Global Balanced Fund

Financial statements

Statement of assets and liabilities

at October 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value (cost: $8,946,096)		$9,199,112
Cash denominated in currencies other than U.S. dollars (cost: $195)		195
Cash		321
Unrealized appreciation on open forward currency contracts		2,384
Receivables for:
Sales of investments	$158,075
Sales of fund’s shares	14,277
Closed forward currency contracts	96
Dividends and interest	35,882
Other	38	208,368
		9,410,380
Liabilities:
Unrealized depreciation on open forward currency contracts		2,826
Payables for:
Purchases of investments	186,236
Repurchases of fund’s shares	5,144
Closed forward currency contracts	850
Investment advisory services	3,572
Services provided by related parties	2,240
Trustees’ deferred compensation	649
Other	1,237	199,928
Net assets at October 31, 2015		$9,207,626

Net assets consist of:
Capital paid in on shares of beneficial interest		$8,779,756
Undistributed net investment income		3,146
Undistributed net realized gain		173,182
Net unrealized appreciation		251,542
Net assets at October 31, 2015		$9,207,626

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (310,482 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$4,550,407	153,445	$29.66
Class B	5,608	189	29.66
Class C	615,842	20,819	29.58
Class F-1	183,104	6,173	29.66
Class F-2	532,484	17,946	29.67
Class 529-A	199,019	6,715	29.64
Class 529-B	618	21	29.65
Class 529-C	76,822	2,601	29.53
Class 529-E	11,508	389	29.61
Class 529-F-1	14,336	483	29.65
Class R-1	8,111	274	29.59
Class R-2	40,703	1,377	29.56
Class R-2E	10	1	29.63
Class R-3	44,734	1,511	29.61
Class R-4	25,359	855	29.66
Class R-5	6,356	214	29.70
Class R-6	2,892,605	97,469	29.68

See Notes to Financial Statements

American Funds Global Balanced Fund	15

Statement of operations

for the year ended October 31, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,831)	$142,759
Interest (net of non-U.S. taxes of $374)	70,806	$213,565
Fees and expenses*:
Investment advisory services	38,204
Distribution services	19,302
Transfer agent services	6,607
Administrative services	2,279
Reports to shareholders	375
Registration statement and prospectus	572
Trustees’ compensation	361
Auditing and legal	127
Custodian	749
State and local taxes	1
Other	564	69,141
Net investment income		144,424

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $72)	148,493
Forward currency contracts	(6,770)
Currency transactions	(1,570)	140,153
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $622)	(499,239)
Forward currency contracts	3,443
Currency translations	21	(495,775)
Net realized gain and unrealized depreciation		(355,622)

Net decrease in net assets resulting from operations		$(211,198)

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

	(dollars in thousands)

	Year ended October 31
	2015	2014
Operations:
Net investment income	$144,424	$116,880
Net realized gain	140,153	140,882
Net unrealized (depreciation) appreciation	(495,775)	143,177
Net (decrease) increase in net assets resulting from operations	(211,198)	400,939

Dividends and distributions paid to shareholders:
Dividends from net investment income	(98,443)	(97,741)
Distributions from net realized gain on investments	(144,872)	(83,289)
Total dividends and distributions paid to shareholders	(243,315)	(181,030)

Net capital share transactions	3,442,763	1,265,638

Total increase in net assets	2,988,250	1,485,547

Net assets:
Beginning of year	6,219,376	4,733,829
End of year (including undistributed and distributions in excess of net investment income: $3,146 and $(1,099), respectively)	$9,207,626	$6,219,376

See Notes to Financial Statements

16	American Funds Global Balanced Fund

Notes to financial statements

1. Organization

American Funds Global Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

American Funds Global Balanced Fund	17

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment

18	American Funds Global Balanced Fund

adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$400,081	$538,307	$—	$938,388
Consumer staples	295,534	385,764	—	681,298
Health care	407,117	272,084	—	679,201
Information technology	347,535	154,039	—	501,574
Industrials	237,895	183,830	7,970	429,695
Energy	270,877	150,643	—	421,520
Telecommunication services	269,261	145,309	—	414,570
Consumer discretionary	199,850	193,041	—	392,891
Utilities	140,611	217,592	—	358,203
Materials	89,617	100,972	—	190,589
Miscellaneous	304,779	149,930	—	454,709
Convertible bonds	—	5,505	—	5,505
Bonds, notes & other debt instruments	—	3,064,234	—	3,064,234
Short-term securities	—	666,735	—	666,735
Total	$2,963,157	$6,227,985	$7,970	$9,199,112

See footnote on page 20.

American Funds Global Balanced Fund	19

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$2,384	$—	$2,384
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(2,826)	—	(2,826)
Total	$—	$(442)	$—	$(442)

*	Securities with a value of $1,660,555,000, which represented 18.03% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

20	American Funds Global Balanced Fund

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

American Funds Global Balanced Fund	21

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, October 31, 2015 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$2,384	Unrealized depreciation on open forward currency contracts	$2,826
Forward currency	Currency	Receivables for closed forward currency contracts	96	Payables for closed forward currency contracts	850
			$2,480		$3,676

		Net realized loss		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(6,770)	Net unrealized appreciation on forward currency contracts	$3,443

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$29	$(29)	$—	$—	$—
Bank of New York Mellon	883	—	—	—	883
Barclays Bank PLC	67	—	—	—	67
Citibank	458	(350)	—	—	108
HSBC Bank	61	(61)	—	—	—
JPMorgan Chase	852	(391)	—	—	461
UBS AG	130	(130)	—	—	—
Total	$2,480	$(961)	$—	$—	$1,519
Liabilities:
Bank of America, N.A.	$650	$(29)	$(620)	$—	$1
Citibank	350	(350)	—	—	—
HSBC Bank	1,407	(61)	(971)	—	375
JPMorgan Chase	391	(391)	—	—	—
UBS AG	878	(130)	(748)	—	—
Total	$3,676	$(961)	$(2,339)	$—	$376

*Non-cash collateral is shown on a settlement basis.

22	American Funds Global Balanced Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities, by state tax authorities and by tax authorities outside the U.S. for tax years before 2011, the year the fund commenced operations.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; and unrealized appreciation of certain investments in securities outside the U.S. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2015, the fund reclassified $13,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $41,723,000 from undistributed net investment income to undistributed net realized gain and $13,312,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$16,366
Undistributed long-term capital gains	171,168
Gross unrealized appreciation on investment securities	743,942
Gross unrealized depreciation on investment securities	(502,456)
Net unrealized appreciation on investment securities	241,486
Cost of investment securities	8,957,626

American Funds Global Balanced Fund	23

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2015						Year ended October 31, 2014
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income		Long-term capital gains	Total dividends and distributions paid
Class A	$53,535		$102,414		$155,949		$73,765		$60,967	$134,732
Class B	28		237		265		131		225	356
Class C	2,387		13,344		15,731		5,302		7,314	12,616
Class F-1	2,061		4,283		6,344		3,944		3,800	7,744
Class F-2	7,199		10,304		17,503		5,854		3,579	9,433
Class 529-A	2,217		4,561		6,778		3,175		2,756	5,931
Class 529-B	2		27		29		13		27	40
Class 529-C	247		1,697		1,944		654		986	1,640
Class 529-E	99		257		356		154		156	310
Class 529-F-1	180		295		475		214		162	376
Class R-1	41		184		225		98		115	213
Class R-2	169		832		1,001		349		478	827
Class R-2E*	—	†	—	†	—	†	—	†	—	—	†
Class R-3	358		844		1,202		476		480	956
Class R-4	275		506		781		349		279	628
Class R-5	79		119		198		284		385	669
Class R-6	29,566		4,968		34,534		2,979		1,580	4,559
Total	$98,443		$144,872		$243,315		$97,741		$83,289	$181,030

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.660% on the first $500 million of daily net assets and decreasing to 0.417% on such assets in excess of $17 billion. For the year ended October 31, 2015, the investment advisory services fee was $38,204,000, which was equivalent to an annualized rate of 0.466% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

24	American Funds Global Balanced Fund

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended October 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$10,891		$4,730		$453		Not applicable
Class B	82		9		Not applicable		Not applicable
Class C	6,029		636		302		Not applicable
Class F-1	461		213		92		Not applicable
Class F-2	Not applicable		532		257		Not applicable
Class 529-A	407		176		100		$177
Class 529-B	9		1		—	*	1
Class 529-C	757		70		38		67
Class 529-E	58		5		6		10
Class 529-F-1	—		12		7		12
Class R-1	74		7		4		Not applicable
Class R-2	280		132		19		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	197		59		20		Not applicable
Class R-4	57		21		12		Not applicable
Class R-5	Not applicable		3		3		Not applicable
Class R-6	Not applicable		1		966		Not applicable
Total class-specific expenses	$19,302		$6,607		$2,279		$267

*Amount less than one thousand.

American Funds Global Balanced Fund	25

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $361,000 in the fund’s statement of operations includes $381,000 in current fees (either paid in cash or deferred) and a net decrease of $20,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2015

Class A	$770,333	25,301	$154,198		5,100		$(533,509)	(17,619)	$391,022	12,782
Class B	663	21	264		9		(6,005)	(197)	(5,078)	(167)
Class C	170,141	5,596	15,532		513		(101,813)	(3,368)	83,860	2,741
Class F-1	56,201	1,846	6,292		208		(52,613)	(1,734)	9,880	320
Class F-2	243,270	7,995	15,631		517		(122,851)	(4,108)	136,050	4,404
Class 529-A	36,780	1,209	6,778		225		(28,976)	(956)	14,582	478
Class 529-B	125	4	29		1		(743)	(24)	(589)	(19)
Class 529-C	18,154	600	1,944		64		(11,689)	(388)	8,409	276
Class 529-E	2,412	80	356		12		(1,627)	(54)	1,141	38
Class 529-F-1	4,560	149	475		16		(2,100)	(69)	2,935	96
Class R-1	2,099	69	225		8		(1,760)	(58)	564	19
Class R-2	15,568	516	1,000		33		(9,383)	(310)	7,185	239
Class R-2E	—	—	—	[2]	—	[2]	(1)	— [2]	(1)	— [2]
Class R-3	19,223	635	1,198		40		(8,959)	(296)	11,462	379
Class R-4	9,472	310	781		26		(5,354)	(176)	4,899	160
Class R-5	2,531	83	198		7		(1,150)	(38)	1,579	52
Class R-6	2,804,538	92,132	34,534		1,158		(64,209)	(2,128)	2,774,863	91,162
Total net increase (decrease)	$4,156,070	136,546	$239,435		7,937		$(952,742)	(31,523)	$3,442,763	112,960

Year ended October 31, 2014
Class A	$1,055,138	34,029	$133,101		4,338		$(396,647)	(12,797)	$791,592	25,570
Class B	2,601	84	355		12		(5,883)	(191)	(2,927)	(95)
Class C	192,266	6,206	12,446		408		(71,035)	(2,299)	133,677	4,315
Class F-1	102,455	3,308	7,696		251		(148,773)	(4,728)	(38,622)	(1,169)
Class F-2	262,442	8,376	7,543		245		(50,756)	(1,635)	219,229	6,986
Class 529-A	47,273	1,528	5,929		193		(19,303)	(622)	33,899	1,099
Class 529-B	323	10	40		1		(806)	(26)	(443)	(15)
Class 529-C	21,924	711	1,640		54		(8,544)	(277)	15,020	488
Class 529-E	2,636	86	311		10		(1,194)	(39)	1,753	57
Class 529-F-1	4,144	134	376		12		(1,851)	(60)	2,669	86
Class R-1	2,771	90	188		6		(2,093)	(68)	866	28
Class R-2	15,029	487	826		27		(9,628)	(312)	6,227	202
Class R-2E3	12	1	—		—		—	—	12	1
Class R-3	17,418	564	953		31		(9,730)	(316)	8,641	279
Class R-4	7,565	243	611		20		(3,990)	(129)	4,186	134
Class R-5	4,331	140	669		22		(24,170)	(775)	(19,170)	(613)
Class R-6	109,606	3,531	4,560		148		(5,137)	(167)	109,029	3,512
Total net increase (decrease)	$1,847,934	59,528	$177,244		5,778		$(759,540)	(24,441)	$1,265,638	40,865

1  Includes exchanges between share classes of the fund.

2  Amount less than one thousand.

3  Class R-2E shares were offered beginning August 29, 2014.

26	American Funds Global Balanced Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $8,568,286,000 and $5,847,529,000, respectively, during the year ended October 31, 2015.

American Funds Global Balanced Fund	27

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class A:
Year ended 10/31/2015	$31.49	$.52	$(1.27)	$(.75)	$(.36)	$(.72)	$(1.08)	$29.66	(2.42)%	$4,550	.85%		1.72%
Year ended 10/31/2014	30.22	.68	1.68	2.36	(.57)	(.52)	(1.09)	31.49	7.91	4,430	.89		2.20
Year ended 10/31/2013	26.38	.50	3.86	4.36	(.52)	—	(.52)	30.22	16.78	3,479	.93		1.77
Year ended 10/31/2012	24.45	.54	1.85	2.39	(.46)	—	(.46)	26.38	9.88	2,538	.91		2.14
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.36	(.70)	(.34)	(.21)	—	(.21)	24.45	(1.38)[6]	2,070	1.08	[7]	1.95	[7]
Class B:
Year ended 10/31/2015	31.47	.28	(1.27)	(.99)	(.10)	(.72)	(.82)	29.66	(3.19)	6	1.61		.93
Year ended 10/31/2014	30.19	.47	1.66	2.13	(.33)	(.52)	(.85)	31.47	7.15	11	1.64		1.51
Year ended 10/31/2013	26.34	.28	3.87	4.15	(.30)	—	(.30)	30.19	15.89	14	1.69		1.02
Year ended 10/31/2012	24.41	.34	1.85	2.19	(.26)	—	(.26)	26.34	9.01	14	1.71		1.35
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.22	(.69)	(.47)	(.12)	—	(.12)	24.41	(1.90)[6]	17	1.77	[7]	1.20	[7]
Class C:
Year ended 10/31/2015	31.42	.28	(1.28)	(1.00)	(.12)	(.72)	(.84)	29.58	(3.23)	616	1.65		.93
Year ended 10/31/2014	30.16	.43	1.68	2.11	(.33)	(.52)	(.85)	31.42	7.10	568	1.69		1.39
Year ended 10/31/2013	26.33	.27	3.87	4.14	(.31)	—	(.31)	30.16	15.82	415	1.73		.97
Year ended 10/31/2012	24.41	.33	1.85	2.18	(.26)	—	(.26)	26.33	8.97	304	1.76		1.29
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.22	(.69)	(.47)	(.12)	—	(.12)	24.41	(1.90)[6]	240	1.81	[7]	1.21	[7]
Class F-1:
Year ended 10/31/2015	31.50	.50	(1.28)	(.78)	(.34)	(.72)	(1.06)	29.66	(2.51)	183	.91		1.66
Year ended 10/31/2014	30.22	.71	1.64	2.35	(.55)	(.52)	(1.07)	31.50	7.87	184	.94		2.27
Year ended 10/31/2013	26.38	.49	3.86	4.35	(.51)	—	(.51)	30.22	16.75	212	.97		1.73
Year ended 10/31/2012	24.45	.53	1.86	2.39	(.46)	—	(.46)	26.38	9.85	145	.96		2.10
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.37	(.71)	(.34)	(.21)	—	(.21)	24.45	(1.34)[6]	116	1.02	[7]	2.03	[7]
Class F-2:
Year ended 10/31/2015	31.51	.59	(1.29)	(.70)	(.42)	(.72)	(1.14)	29.67	(2.24)	532	.65		1.94
Year ended 10/31/2014	30.24	.71	1.71	2.42	(.63)	(.52)	(1.15)	31.51	8.16	427	.68		2.28
Year ended 10/31/2013	26.39	.56	3.88	4.44	(.59)	—	(.59)	30.24	17.03	198	.71		1.98
Year ended 10/31/2012	24.46	.59	1.85	2.44	(.51)	—	(.51)	26.39	10.10	129	.72		2.32
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.41	(.70)	(.29)	(.25)	—	(.25)	24.46	(1.18)[6]	69	.79	[7]	2.23	[7]
Class 529-A:
Year ended 10/31/2015	31.48	.50	(1.28)	(.78)	(.34)	(.72)	(1.06)	29.64	(2.53)	199	.93		1.65
Year ended 10/31/2014	30.21	.66	1.68	2.34	(.55)	(.52)	(1.07)	31.48	7.87	196	.96		2.14
Year ended 10/31/2013	26.37	.47	3.88	4.35	(.51)	—	(.51)	30.21	16.68	155	1.00		1.69
Year ended 10/31/2012	24.44	.52	1.86	2.38	(.45)	—	(.45)	26.37	9.84	106	.98		2.06
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.35	(.71)	(.36)	(.20)	—	(.20)	24.44	(1.44)[6]	68	1.08	[7]	1.88	[7]
Class 529-B:
Year ended 10/31/2015	31.46	.24	(1.27)	(1.03)	(.06)	(.72)	(.78)	29.65	(3.31)	1	1.74		.79
Year ended 10/31/2014	30.17	.43	1.66	2.09	(.28)	(.52)	(.80)	31.46	7.01	1	1.77		1.38
Year ended 10/31/2013	26.33	.25	3.86	4.11	(.27)	—	(.27)	30.17	15.73	2	1.81		.90
Year ended 10/31/2012	24.41	.31	1.85	2.16	(.24)	—	(.24)	26.33	8.88	2	1.84		1.21
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.21	(.70)	(.49)	(.10)	—	(.10)	24.41	(1.97)[6]	2	1.88	[7]	1.11	[7]

28	American Funds Global Balanced Fund

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-C:
Year ended 10/31/2015	$31.37	$.26	$(1.28)	$(1.02)	$(.10)	$(.72)	$(.82)	$29.53	(3.30)%	$77		1.73%		.85%
Year ended 10/31/2014	30.12	.41	1.67	2.08	(.31)	(.52)	(.83)	31.37	6.99	73		1.76		1.33
Year ended 10/31/2013	26.30	.25	3.86	4.11	(.29)	—	(.29)	30.12	15.75	55		1.81		.89
Year ended 10/31/2012	24.39	.31	1.85	2.16	(.25)	—	(.25)	26.30	8.90	36		1.83		1.21
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.20	(.69)	(.49)	(.12)	—	(.12)	24.39	(1.97)[6]	22		1.86	[7]	1.06	[7]
Class 529-E:
Year ended 10/31/2015	31.45	.42	(1.28)	(.86)	(.26)	(.72)	(.98)	29.61	(2.77)	12		1.18		1.40
Year ended 10/31/2014	30.18	.59	1.67	2.26	(.47)	(.52)	(.99)	31.45	7.57	11		1.21		1.90
Year ended 10/31/2013	26.35	.41	3.86	4.27	(.44)	—	(.44)	30.18	16.41	9		1.25		1.45
Year ended 10/31/2012	24.42	.45	1.86	2.31	(.38)	—	(.38)	26.35	9.49	6		1.27		1.78
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.29	(.69)	(.40)	(.18)	—	(.18)	24.42	(1.58)[6]	4		1.32	[7]	1.60	[7]
Class 529-F-1:
Year ended 10/31/2015	31.50	.56	(1.29)	(.73)	(.40)	(.72)	(1.12)	29.65	(2.34)	14		.72		1.86
Year ended 10/31/2014	30.23	.72	1.68	2.40	(.61)	(.52)	(1.13)	31.50	8.08	12		.76		2.33
Year ended 10/31/2013	26.38	.53	3.88	4.41	(.56)	—	(.56)	30.23	16.94	9		.80		1.89
Year ended 10/31/2012	24.45	.56	1.86	2.42	(.49)	—	(.49)	26.38	10.00	4		.82		2.20
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.39	(.70)	(.31)	(.24)	—	(.24)	24.45	(1.26)[6]	2		.84	[7]	2.11	[7]
Class R-1:
Year ended 10/31/2015	31.43	.31	(1.28)	(.97)	(.15)	(.72)	(.87)	29.59	(3.12)[8]	8		1.54	[8]	1.04	[8]
Year ended 10/31/2014	30.17	.52	1.66	2.18	(.40)	(.52)	(.92)	31.43	7.35 [8]	8		1.44	[8]	1.69	[8]
Year ended 10/31/2013	26.34	.37	3.86	4.23	(.40)	—	(.40)	30.17	16.22 [8]	7		1.39	[8]	1.32	[8]
Year ended 10/31/2012	24.41	.38	1.85	2.23	(.30)	—	(.30)	26.34	9.20 [8]	4		1.56	[8]	1.48	[8]
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.23	(.70)	(.47)	(.12)	—	(.12)	24.41	(1.90)[6,8]	4		1.75	[7,8]	1.26	[7,8]
Class R-2:
Year ended 10/31/2015	31.40	.29	(1.28)	(.99)	(.13)	(.72)	(.85)	29.56	(3.19)	41		1.62		.96
Year ended 10/31/2014	30.15	.43	1.67	2.10	(.33)	(.52)	(.85)	31.40	7.06	36		1.69		1.40
Year ended 10/31/2013	26.32	.29	3.87	4.16	(.33)	—	(.33)	30.15	15.94	28		1.66		1.03
Year ended 10/31/2012	24.41	.35	1.86	2.21	(.30)	—	(.30)	26.32	9.10	18		1.65		1.40
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.24	(.71)	(.47)	(.12)	—	(.12)	24.41	(1.87)[6]	10		1.64	[7]	1.30	[7]
Class R-2E:
Year ended 10/31/2015	31.48	.51	(1.28)	(.77)	(.36)	(.72)	(1.08)	29.63	(2.48)[8]	—	[9]	.90	[8]	1.69	[8]
Period from 8/29/2014 to 10/31/2014[5,10]	31.95	.06	(.39)	(.33)	(.14)	—	(.14)	31.48	(1.04)[6,8]	—	[9]	.13	[6,8]	.20	[6,8]
Class R-3:
Year ended 10/31/2015	31.45	.42	(1.27)	(.85)	(.27)	(.72)	(.99)	29.61	(2.75)	45		1.18		1.40
Year ended 10/31/2014	30.19	.58	1.67	2.25	(.47)	(.52)	(.99)	31.45	7.57	36		1.22		1.87
Year ended 10/31/2013	26.35	.41	3.88	4.29	(.45)	—	(.45)	30.19	16.44	26		1.24		1.46
Year ended 10/31/2012	24.43	.46	1.85	2.31	(.39)	—	(.39)	26.35	9.55	17		1.23		1.81
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.30	(.69)	(.39)	(.18)	—	(.18)	24.43	(1.58)[6]	10		1.28	[7]	1.66	[7]

See page 30 for footnotes.

American Funds Global Balanced Fund	29

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class R-4:
Year ended 10/31/2015	$31.50	$.52	$(1.29)	$(.77)	$(.35)	$(.72)	$(1.07)	$29.66	(2.47)%	$25	.88%		1.71%
Year ended 10/31/2014	30.23	.67	1.68	2.35	(.56)	(.52)	(1.08)	31.50	7.92	22	.91		2.16
Year ended 10/31/2013	26.39	.50	3.87	4.37	(.53)	—	(.53)	30.23	16.77	17	.92		1.77
Year ended 10/31/2012	24.46	.54	1.86	2.40	(.47)	—	(.47)	26.39	9.90	10	.92		2.14
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.38	(.71)	(.33)	(.21)	—	(.21)	24.46	(1.34)[6]	5	1.00	[7]	2.03	[7]
Class R-5:
Year ended 10/31/2015	31.54	.60	(1.28)	(.68)	(.44)	(.72)	(1.16)	29.70	(2.19)	6	.60		1.97
Year ended 10/31/2014	30.25	.89	1.56	2.45	(.64)	(.52)	(1.16)	31.54	8.23	5	.62		2.87
Year ended 10/31/2013	26.40	.58	3.87	4.45	(.60)	—	(.60)	30.25	17.10	23	.64		2.06
Year ended 10/31/2012	24.46	.60	1.87	2.47	(.53)	—	(.53)	26.40	10.20	19	.66		2.38
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.42	(.71)	(.29)	(.25)	—	(.25)	24.46	(1.16)[6]	15	.74	[7]	2.31	[7]
Class R-6:
Year ended 10/31/2015	31.52	.65	(1.32)	(.67)	(.45)	(.72)	(1.17)	29.68	(2.14)	2,893	.54		2.16
Year ended 10/31/2014	30.25	.75	1.71	2.46	(.67)	(.52)	(1.19)	31.52	8.27	199	.57		2.42
Year ended 10/31/2013	26.40	.59	3.88	4.47	(.62)	—	(.62)	30.25	17.17	85	.60		2.08
Year ended 10/31/2012	24.46	.56	1.92	2.48	(.54)	—	(.54)	26.40	10.23	10	.63		2.23
Period from 2/1/2011 to 10/31/2011[4,5]	25.00	.44	(.72)	(.28)	(.26)	—	(.26)	24.46	(1.13)[6]	1	.71	[7]	2.35	[7]

	Year ended October 31				For the period 2/1/2011 to
Portfolio turnover rate for all share classes[11]	2015	2014	2013	2012	10/31/2011[4,5,6]
Including mortgage dollar roll transactions	85%	74%	92%	62%	38%
Excluding mortgage dollar roll transactions	46%	Not available

[1]	Based on average shares outstanding.
[2]	For the year ended October 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.17 and .54 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	For the period February 1, 2011, commencement of operations, through October 31, 2011.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Not annualized.
[7]	Annualized.
[8]	Although the fund has a plan of distribution for Class R-1 and R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[9]	Amount less than $1 million.
[10]	Class R-2E shares were offered beginning August 29, 2014.
[11]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

30	American Funds Global Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Global Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Global Balanced Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Global Balanced Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 15, 2015

American Funds Global Balanced Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2015, through October 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	American Funds Global Balanced Fund

	Beginning account value 5/1/2015	Ending account value 10/31/2015	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$965.73	$4.11	.83%
Class A — assumed 5% return	1,000.00	1,021.02	4.23	.83
Class B — actual return	1,000.00	961.84	7.86	1.59
Class B — assumed 5% return	1,000.00	1,017.19	8.08	1.59
Class C — actual return	1,000.00	961.41	8.06	1.63
Class C — assumed 5% return	1,000.00	1,016.99	8.29	1.63
Class F-1 — actual return	1,000.00	965.14	4.41	.89
Class F-1 — assumed 5% return	1,000.00	1,020.72	4.53	.89
Class F-2 — actual return	1,000.00	966.38	3.17	.64
Class F-2 — assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 529-A — actual return	1,000.00	965.02	4.51	.91
Class 529-A — assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 529-B — actual return	1,000.00	961.22	8.50	1.72
Class 529-B — assumed 5% return	1,000.00	1,016.53	8.74	1.72
Class 529-C — actual return	1,000.00	961.02	8.45	1.71
Class 529-C — assumed 5% return	1,000.00	1,016.59	8.69	1.71
Class 529-E — actual return	1,000.00	963.72	5.74	1.16
Class 529-E — assumed 5% return	1,000.00	1,019.36	5.90	1.16
Class 529-F-1 — actual return	1,000.00	965.76	3.52	.71
Class 529-F-1 — assumed 5% return	1,000.00	1,021.63	3.62	.71
Class R-1 — actual return	1,000.00	961.88	7.52	1.52
Class R-1 — assumed 5% return	1,000.00	1,017.54	7.73	1.52
Class R-2 — actual return	1,000.00	961.59	7.91	1.60
Class R-2 — assumed 5% return	1,000.00	1,017.14	8.13	1.60
Class R-2E — actual return	1,000.00	964.84	4.70	.95
Class R-2E — assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-3 — actual return	1,000.00	963.81	5.79	1.17
Class R-3 — assumed 5% return	1,000.00	1,019.31	5.96	1.17
Class R-4 — actual return	1,000.00	965.28	4.26	.86
Class R-4 — assumed 5% return	1,000.00	1,020.87	4.38	.86
Class R-5 — actual return	1,000.00	966.68	2.92	.59
Class R-5 — assumed 5% return	1,000.00	1,022.23	3.01	.59
Class R-6 — actual return	1,000.00	966.92	2.63	.53
Class R-6 — assumed 5% return	1,000.00	1,022.53	2.70	.53

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Global Balanced Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2015:

Foreign taxes	$0.02 per share
Foreign source income	$0.44 per share
Long-term capital gains	$158,184,000
Qualified dividend income	100%
Corporate dividends received deduction	$57,674,000
U.S. government income that may be exempt from state taxation	$9,006,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

34	American Funds Global Balanced Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2010	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	79	Mercury General Corporation
Leonard R. Fuller, 1946	2010	Private investor; former President and CEO, Fuller Consulting (financial management consulting firm)	79	None
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
William D. Jones, 1955	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
L. Daniel Jorndt, 1941	2010	Retired	4	None
William H. Kling, 1942	2010	President Emeritus and former CEO, American Public Media	10	None
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California, Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President, The Orvis Company; former President and CEO, Select Comfort	4	Select Comfort
Bailey Morris-Eck, 1944	2010	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics	4	None

Interested trustee[4,5]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Eric S. Richter, 1960 Vice Chairman of the Board and President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Global Balanced Fund	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David M. Riley, 1967 Executive Vice President	2010	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Mark A. Brett, 1958 Vice President	2010	Partner – Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
Partner – Capital Fixed Income Investors, Capital International Limited;[6]
Senior Vice President, Capital International Limited;[6]
Senior Vice President, Capital International Sàrl;[6]
		Director, Capital Strategy Research, Inc.[6]
Herbert Y. Poon, 1973 Vice President	2012	Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Vice President – Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2015	Senior Vice President – Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary	2010	Vice President – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President – Investment Operations, Capital Research and Management Company
Jeffrey P. Regal, 1971 Assistant Treasurer	2012	Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	American Funds Global Balanced Fund

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon

One Wall Street

New York, NY 10286

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2015, portfolio of American Funds Global Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Global Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Global Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$96,000
2015	$85,000

b) Audit-Related Fees:
2014	$1,000
2015	$3,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$7,000
2015	$9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$1,028,000
2015	$1,143,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$33,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$3,000
2015	$5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,426,000 for fiscal year 2014 and $1,435,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Global Balanced FundSM
Investment portfolio
October 31, 2015
Common stocks 59.33% Financials 10.19%	Shares	Value (000)
UBS Group AG1	5,554,500	$110,856
Prudential PLC[1]	3,281,400	76,591
Barclays PLC[1]	16,562,762	58,947
Crown Castle International Corp.	635,777	54,334
Wells Fargo & Co.	944,500	51,135
HDFC Bank Ltd.[1]	2,330,365	46,970
Ventas, Inc.	737,500	39,618
AIA Group Ltd.[1]	6,124,600	35,763
Société Générale[1]	735,000	34,126
U.S. Bancorp	800,000	33,744
Royal Bank of Canada	580,000	33,165
Link Real Estate Investment Trust[1]	5,544,500	32,937
Credit Suisse Group AG1	1,290,421	32,134
Siam Commercial Bank PCL[1]	8,500,000	31,784
New York Community Bancorp, Inc.	1,500,000	24,780
Resona Holdings, Inc.[1]	4,310,000	22,727
Citigroup Inc.	425,000	22,597
JPMorgan Chase & Co.	336,000	21,588
American International Group, Inc.	339,000	21,377
Lamar Advertising Co., Class A	364,000	20,541
CIT Group Inc.	470,500	20,232
HCP, Inc.	462,000	17,186
HSBC Holdings PLC (HKD denominated)[1]	2,122,114	16,635
RSA Insurance Group PLC[1]	2,443,000	15,828
Bank of Ireland[1,2]	38,877,978	14,299
American Campus Communities, Inc.	329,900	13,384
CME Group Inc., Class A	137,000	12,942
Progressive Corp.	310,000	10,270
Commerzbank AG, non-registered shares[1,2]	791,176	8,710
Care Capital Properties, Inc.	96,750	3,188
		938,388
Consumer staples 7.40%
Philip Morris International Inc.	1,970,400	174,183
Altria Group, Inc.	1,852,200	112,003
Imperial Tobacco Group PLC[1]	1,771,000	95,399
Nestlé SA1	1,094,000	83,519
Thai Beverage PCL[1]	150,817,107	72,419
Tesco PLC[1,2]	22,224,000	62,615
British American Tobacco PLC[1]	875,950	51,992
Japan Tobacco Inc.[1]	573,700	19,820
Mead Johnson Nutrition Co.	114,000	9,348
		681,298
American Funds Global Balanced Fund — Page 1 of 13

Common stocks Health care 7.37%	Shares	Value (000)
Novartis AG1	1,699,550	$154,092
Amgen Inc.	847,824	134,109
Thermo Fisher Scientific Inc.	606,200	79,279
Gilead Sciences, Inc.	716,704	77,497
GlaxoSmithKline PLC[1]	3,091,100	66,575
AbbVie Inc.	690,300	41,107
Stryker Corp.	395,600	37,827
Roche Holding AG, non-registered shares, non-voting[1]	75,610	20,480
Alexion Pharmaceuticals, Inc.[2]	108,600	19,114
Bayer AG1	138,110	18,435
Medtronic PLC	246,000	18,184
Grifols, SA, Class B, preferred nonvoting, non-registered shares[1]	360,000	12,502
		679,201
Information technology 5.45%
Alphabet Inc., Class C	82,280	58,485
Alphabet Inc., Class A2	70,500	51,986
Oracle Corp.	2,001,800	77,750
Accenture PLC, Class A	367,000	39,342
TE Connectivity Ltd.	490,000	31,576
Tencent Holdings Ltd.[1]	1,655,000	31,060
Western Union Co.	1,530,000	29,452
MediaTek Inc.[1]	3,660,000	28,412
AAC Technologies Holdings Inc.[1]	4,010,500	25,388
Hewlett-Packard Co.	880,000	23,725
Keyence Corp.[1]	42,000	21,799
Nintendo Co., Ltd.[1]	133,000	21,232
Alibaba Group Holding Ltd. (ADR)[2]	252,100	21,133
Samsung Electronics Co., Ltd.[1]	13,190	15,800
Avago Technologies Ltd.	114,400	14,086
Tech Mahindra Ltd.[1]	1,256,879	10,348
		501,574
Industrials 4.67%
Norfolk Southern Corp.	855,000	68,426
General Dynamics Corp.	442,100	65,687
General Electric Co.	1,203,000	34,791
Kühne + Nagel International AG1	203,100	28,130
Alliance Global Group, Inc.[1]	72,000,000	27,959
Nielsen Holdings PLC	536,798	25,503
CSX Corp.	840,000	22,672
Andritz AG1	446,789	22,494
Toshiba Corp.[1]	7,148,000	20,104
Industries Qatar QSC[1]	503,000	16,995
Intertek Group PLC[1]	415,000	16,770
Bureau Veritas SA1	720,000	16,267
CK Hutchison Holdings Ltd.[1]	1,121,760	15,324
Lockheed Martin Corp.	48,000	10,552
ASSA ABLOY AB, Class B1	528,000	10,471
United Technologies Corp.	104,300	10,264
COSCO Pacific Ltd.[1]	5,876,000	7,970
Bunzl PLC[1]	262,100	7,495
Babcock International Group PLC[1]	122,700	1,821
		429,695
American Funds Global Balanced Fund — Page 2 of 13

Common stocks Energy 4.58%	Shares	Value (000)
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	2,109,000	$54,767
Royal Dutch Shell PLC, Class B1	981,920	25,648
Canadian Natural Resources, Ltd.	3,208,700	74,402
Enbridge Inc. (CAD denominated)	1,462,068	62,492
Suncor Energy Inc.	1,378,800	41,029
BP PLC[1]	6,334,200	37,598
Denbury Resources Inc.	10,587,000	37,478
Eni SpA[1]	2,000,000	32,630
Golar LNG Ltd.	774,944	22,481
Chesapeake Energy Corp.	3,150,000	22,459
Baker Hughes Inc.	200,000	10,536
		421,520
Telecommunication services 4.50%
Verizon Communications Inc.	4,203,012	197,037
KDDI Corp.[1]	1,236,000	29,857
SoftBank Group Corp.[1]	490,000	27,274
TELUS Corp.	811,570	27,082
Intouch Holdings PCL, nonvoting depository receipts[1]	12,790,000	26,935
BCE Inc.	575,000	24,854
Bharti Infratel Ltd.[1]	3,700,000	21,988
China Mobile Ltd.[1]	1,724,000	20,509
AT&T Inc.	605,440	20,288
Singapore Telecommunications Ltd.[1]	6,623,000	18,746
		414,570
Consumer discretionary 4.27%
Netflix, Inc.[2]	792,400	85,880
Kering SA1	362,232	66,923
General Motors Co.	1,375,000	48,001
Hasbro, Inc.	507,600	38,999
MGM Resorts International[2]	1,163,000	26,970
Whitbread PLC[1]	341,144	26,071
Mahindra & Mahindra Ltd.[1]	1,088,000	19,660
Numericable-SFR, non-registered shares[1,2]	410,128	18,555
Galaxy Entertainment Group Ltd.[1]	5,244,000	17,844
William Hill PLC[1]	2,732,960	13,342
Barratt Developments PLC[1]	1,136,400	10,706
Kingfisher PLC[1]	1,843,740	10,021
Daily Mail and General Trust PLC, Class A, nonvoting[1]	860,000	9,919
		392,891
Utilities 3.89%
SSE PLC[1]	5,009,024	116,825
Exelon Corp.	1,725,000	48,162
Dominion Resources, Inc.	622,000	44,429
National Grid PLC[1]	2,712,022	38,600
Cheung Kong Infrastructure Holdings Ltd.[1]	3,476,000	32,279
Duke Energy Corp.	360,000	25,729
CMS Energy Corp.	618,000	22,291
EDP - Energias de Portugal, SA1	3,600,000	13,302
Engie SA1	554,010	9,704
Glow Energy PCL[1]	2,862,000	6,882
		358,203
American Funds Global Balanced Fund — Page 3 of 13

Common stocks Materials 2.07%	Shares	Value (000)
Fortescue Metals Group Ltd.[1]	26,127,022	$38,355
International Flavors & Fragrances Inc.	325,000	37,720
Albemarle Corp.	634,041	33,934
Croda International PLC[1]	644,000	28,703
Amcor Ltd.[1]	2,013,350	19,480
Celanese Corp., Series A	252,818	17,963
Rio Tinto PLC[1]	398,000	14,434
		190,589
Miscellaneous 4.94%
Other common stocks in initial period of acquisition		454,709
Total common stocks (cost: $5,114,074,000)		5,462,638
Convertible bonds 0.06% Financials 0.06%	Principal amount (000)
Bank of Ireland, convertible notes, 10.00% 2016	€4,750	5,505
Total convertible bonds (cost: $6,223,000)		5,505
Bonds, notes & other debt instruments 33.28% Bonds & notes of governments & government agencies outside the U.S. 12.49%
Australian Government, Series 136, 4.75% 2027	A$4,300	3,668
Bermuda Government 5.603% 2020	$2,900	3,226
Bermuda Government 4.854% 2024[3]	7,075	7,446
Brazil (Federal Republic of) 10.00% 2025	BRL44,000	8,362
Brazil (Federal Republic of) 6.00% 2050[4]	38,624	8,489
Chilean Government 3.875% 2020	$500	539
Colombia (Republic of), Series B, 6.00% 2028	COP11,454,000	3,288
French Government O.A.T. Eurobond 1.75% 2024	€25,300	30,413
French Government O.A.T. Eurobond 2.25% 2024	5,550	6,946
German Government 1.75% 2020[4]	6,777	8,327
German Government 2.00% 2022	24,570	30,310
German Government 0.10% 2023[4]	1,963	2,311
German Government 0.50% 2025	14,050	15,501
German Government 2.50% 2044	8,500	12,255
German Government 2.50% 2046	17,100	24,728
India (Republic of) 7.28% 2019	INR787,600	12,011
India (Republic of) 8.83% 2023	407,200	6,599
India (Republic of) 8.60% 2028	896,900	14,530
India (Republic of) 9.20% 2030	360,900	6,152
Indonesia (Republic of) 4.875% 2021[3]	$1,500	1,582
Indonesia (Republic of) 3.75% 2022	4,895	4,865
Indonesia (Republic of) 3.375% 2023	640	612
Indonesia (Republic of), Series 71, 9.00% 2029	IDR27,500,000	1,994
Irish Government 5.00% 2020	€17,400	23,574
Irish Government 3.90% 2023	17,930	24,177
Irish Government 3.40% 2024	19,500	25,649
Irish Government 2.40% 2030	6,350	7,696
Irish Government 2.00% 2045	4,200	4,514
Italian Government 5.50% 2022	12,450	17,708
Italian Government 4.75% 2023	5,300	7,342
Italian Government 4.50% 2024	7,150	9,808
American Funds Global Balanced Fund — Page 4 of 13

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Italian Government 3.50% 2030	€13,090	$17,132
Japanese Government, Series 115, 0.20% 2018	¥2,600,000	21,663
Japanese Government, Series 315, 1.20% 2021	3,465,000	30,564
Japanese Government, Series 326, 0.70% 2022	3,175,000	27,453
Japanese Government, Series 327, 0.80% 2022	3,125,000	27,204
Japanese Government, Series 325, 0.80% 2022	480,000	4,174
Japanese Government, Series 17, 0.10% 2023[4]	242,990	2,129
Japanese Government, Series 329, 0.80% 2023	1,330,000	11,583
Japanese Government, Series 19, 0.10% 2024[4]	1,460,000	12,873
Japanese Government, Series 18, 0.10% 2024[4]	699,040	6,132
Japanese Government, Series 20, 0.10% 2025[4]	656,310	5,790
Japanese Government, Series 116, 2.20% 2030	829,000	8,345
Japanese Government, Series 145, 1.70% 2033	385,000	3,607
Japanese Government, Series 150, 1.40% 2034	1,790,000	15,856
Japanese Government, Series 21, 2.30% 2035	845,000	8,530
Japanese Government, Series 36, 2.00% 2042	565,000	5,431
Japanese Government, Series 42, 1.70% 2044	1,830,000	16,529
Lithuania (Republic of) 7.375% 2020	$2,900	3,490
Lithuania (Republic of) 6.625% 2022[3]	1,000	1,217
Malaysian Government, Series 0310, 4.498% 2030	MYR49,650	11,708
Morocco Government 4.25% 2022	$2,700	2,734
Morocco Government 4.25% 2022[3]	500	506
Morocco Government 5.50% 2042	3,500	3,557
Netherlands Government 1.00% 2017	1,900	1,909
Netherlands Government Eurobond 2.25% 2022	€23,375	29,171
Netherlands Government Eurobond 2.00% 2024	3,000	3,712
Norwegian Government 4.25% 2017	NKr4,850	602
Norwegian Government 3.75% 2021	50,800	6,830
Norwegian Government 3.00% 2024	67,500	8,887
Peru (Republic of) 4.125% 2027	$3,600	3,636
Peru (Republic of) 5.625% 2050	375	407
Polish Government, Series 1017, 5.25% 2017	PLN60,875	16,874
Polish Government, Series 1020, 5.25% 2020	110,900	32,976
Polish Government, Series 1021, 5.75% 2021	97,900	30,249
Polish Government, Series 0922, 5.75% 2022	54,490	17,070
Polish Government 2.75% 2023[4]	19,853	5,593
Polish Government, Series 102, 4.00% 2023	50,000	14,282
Polish Government, Series 0725, 3.25% 2025	50,500	13,732
Russian Federation 6.20% 2018	RUB193,400	2,810
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR167,425	11,890
South Africa (Republic of), Series R-214, 6.50% 2041	189,250	10,280
Spanish Government 5.40% 2023	€20,540	29,071
Spanish Government 2.75% 2024	20,975	25,346
State of Qatar 3.125% 2017[3]	$1,000	1,029
State of Qatar 5.25% 2020	1,300	1,472
State of Qatar 4.50% 2022[3]	1,000	1,115
Swedish Government, Series 1057, 1.50% 2023	SKr159,000	20,149
Turkey (Republic of) 4.557% 2018	$11,600	12,119
Turkey (Republic of) 9.00% 2024	TRY12,100	3,982
United Kingdom 1.75% 2019	£12,850	20,303
United Kingdom 2.00% 2020	6,000	9,558
United Kingdom 4.75% 2020	25	44
United Kingdom 3.75% 2021	2,850	4,973
United Kingdom 1.75% 2022	18,350	28,612
United Kingdom 2.25% 2023	22,235	35,653
American Funds Global Balanced Fund — Page 5 of 13

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
United Kingdom 2.00% 2025	£11,750	$18,255
United Kingdom 5.00% 2025	1,550	3,050
United Kingdom 3.25% 2044	16,770	29,104
United Kingdom 4.25% 2046	2,520	5,270
United Mexican States Government, Series M, 6.25% 2016	MXN30,000	1,852
United Mexican States Government, Series M10, 7.75% 2017	32,000	2,088
United Mexican States Government 4.00% 2019[4]	101,388	6,669
United Mexican States Government, Series M, 8.00% 2020	146,000	9,913
United Mexican States Government 2.00% 2022[4]	102,989	6,055
United Mexican States Government, Series M, 5.75% 2026	296,000	17,640
United Mexican States Government, Series M30, 10.00% 2036	96,000	8,025
United Mexican States Government 4.00% 2040[4]	32,551	2,101
United Mexican States Government, Series M, 6.50% 2021	143,500	9,195
United Mexican States Government, Series M20, 10.00% 2024	559,700	43,458
		1,149,840
U.S. Treasury bonds & notes 11.03% U.S. Treasury 8.83%
U.S. Treasury 7.50% 2016	$2,650	2,842
U.S. Treasury 0.875% 2017	38,500	38,620
U.S. Treasury 1.00% 2017[5]	8,100	8,147
U.S. Treasury 1.00% 2018	6,000	5,997
U.S. Treasury 1.25% 2018	4,800	4,829
U.S. Treasury 3.50% 2018	31,655	33,545
U.S. Treasury 1.50% 2019	17,200	17,284
U.S. Treasury 1.50% 2019	10,100	10,190
U.S. Treasury 1.625% 2019	47,730	48,335
U.S. Treasury 1.625% 2019	25,200	25,503
U.S. Treasury 1.625% 2019	12,750	12,866
U.S. Treasury 1.625% 2019	11,460	11,596
U.S. Treasury 1.625% 2019	9,750	9,892
U.S. Treasury 1.75% 2019	16,900	17,170
U.S. Treasury 1.125% 2020	5,200	5,128
U.S. Treasury 1.25% 2020	94,435	93,789
U.S. Treasury 1.375% 2020	42,600	42,396
U.S. Treasury 1.375% 2020	14,665	14,589
U.S. Treasury 1.375% 2020	10,100	10,081
U.S. Treasury 1.50% 2020	5,950	5,963
U.S. Treasury 1.625% 2020	4,000	4,023
U.S. Treasury 1.625% 2020	1,080	1,087
U.S. Treasury 2.125% 2020	5,900	6,064
U.S. Treasury 2.125% 2021	12,700	13,001
U.S. Treasury 3.125% 2021	875	942
U.S. Treasury 1.75% 2022	13,000	12,917
U.S. Treasury 2.75% 2023	24,270	25,632
U.S. Treasury 2.25% 2024	28,945	29,266
U.S. Treasury 2.50% 2024	30,350	31,379
U.S. Treasury 2.00% 2025	123,970	122,393
U.S. Treasury 2.125% 2025	20,240	20,204
U.S. Treasury 4.625% 2040	2,800	3,703
U.S. Treasury 3.625% 2044	16,445	18,803
U.S. Treasury 2.875% 2045	98,495	97,508
U.S. Treasury 3.00% 2045	6,770	6,861
		812,545
American Funds Global Balanced Fund — Page 6 of 13

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities 2.20%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.125% 2019[4]	$9,810	$9,798
U.S. Treasury Inflation-Protected Security 0.125% 2020[4]	16,792	16,682
U.S. Treasury Inflation-Protected Security 0.125% 2022[4]	3,472	3,398
U.S. Treasury Inflation-Protected Security 0.375% 2023[4]	11,009	10,867
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	56,609	54,324
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	37,200	37,202
U.S. Treasury Inflation-Protected Security 0.25% 2025[4]	58,743	56,567
U.S. Treasury Inflation-Protected Security 2.375% 2025[4]	2,592	2,988
U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	7,976	8,302
U.S. Treasury Inflation-Protected Security 0.75% 2045[4]	2,713	2,419
		202,547
Total U.S. Treasury bonds & notes		1,015,092
Corporate bonds & notes 6.52% Financials 2.22%
ACE INA Holdings Inc. 2.875% 2022	645	646
ACE INA Holdings Inc. 3.35% 2026	645	648
ACE INA Holdings Inc. 4.35% 2045	1,120	1,140
Allianz SE, 4.75% (undated)	€2,800	3,352
American Campus Communities, Inc. 3.75% 2023	$2,640	2,608
American Campus Communities, Inc. 4.125% 2024	17,275	17,290
American International Group, Inc. 2.30% 2019	20,000	20,153
American International Group, Inc. 4.125% 2024	4,000	4,235
AvalonBay Communities, Inc. 2.85% 2023	450	435
Aviva PLC, subordinated 6.875% 2058	£2,250	3,766
AXA SA, junior subordinated 5.453% (undated)	5,625	8,731
Banco de Crédito del Perú 5.375% 2020[3]	$125	136
Bank of America Corp. 3.875% 2025	7,030	7,170
Barclays Bank PLC 6.00% 2021	€1,400	1,848
Barclays Bank PLC 10.00% 2021	£3,700	7,330
Barclays Bank PLC 6.625% 2022	€725	1,009
Barclays Bank PLC 3.65% 2025	$2,150	2,085
Berkshire Hathaway Inc. 3.00% 2022	1,775	1,802
BNP Paribas 5.00% 2021	2,050	2,297
CaixaBank, SA 5.00% 2023	€2,800	3,246
Citigroup Inc. 4.45% 2017	$925	960
Citigroup Inc. 2.50% 2018	890	901
Citigroup Inc. 2.65% 2020	8,905	8,896
Corporate Office Properties Trust 3.60% 2023	240	223
Credit Agricole SA 4.375% 2025[3]	2,150	2,124
Credit Suisse Group AG 3.00% 2021	3,450	3,476
Essex Portfolio L.P. 3.50% 2025	2,760	2,683
Goldman Sachs Group, Inc. 2.55% 2019	670	675
Goldman Sachs Group, Inc. 5.25% 2021	900	1,005
Goldman Sachs Group, Inc. 3.625% 2023	3,150	3,220
Goldman Sachs Group, Inc. 3.50% 2025	10,205	10,117
Goldman Sachs Group, Inc. 4.75% 2045	2,835	2,886
Goldman Sachs Group, Inc., subordinated, 4.25% 2025	1,000	1,007
Goodman Funding Pty Ltd. 6.00% 2022[3]	12,175	13,568
HSBC Holdings PLC 4.125% 2020[3]	560	605
HSBC Holdings PLC 4.00% 2022	2,440	2,575
HSBC Holdings PLC 6.375% 2022	£50	82
HSBC Holdings PLC 3.375% 2024	€450	520
American Funds Global Balanced Fund — Page 7 of 13

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
HSBC Holdings PLC 4.25% 2025	$5,350	$5,395
Intesa Sanpaolo SpA 5.017% 2024[3]	2,045	2,053
JPMorgan Chase & Co. 2.55% 2020	2,770	2,761
JPMorgan Chase & Co. 3.25% 2022	1,850	1,870
JPMorgan Chase & Co. 3.125% 2025	1,240	1,207
JPMorgan Chase & Co. 3.90% 2025	5,900	6,058
Kimco Realty Corp., Series C, 5.783% 2016	1,400	1,422
Kimco Realty Corp. 3.40% 2022	355	356
Lloyds Banking Group PLC 6.50% 2020	€4,940	6,579
Morgan Stanley 1.75% 2016	$4,000	4,015
NN Group NV, 4.50% (undated)	€2,050	2,241
Nordea Bank AB 3.125% 2017[3]	$2,000	2,052
PNC Financial Services Group, Inc. 2.854% 2022	2,000	1,983
Prologis, Inc. 3.375% 2024	€950	1,133
Prologis, Inc. 3.75% 2025	$915	910
Rabobank Nederland 3.875% 2023	€2,400	2,928
Rabobank Nederland 4.625% 2023	$1,750	1,830
Select Income REIT 4.50% 2025	635	606
WEA Finance LLC 2.70% 2019[3]	1,070	1,068
WEA Finance LLC 3.25% 2020[3]	2,405	2,431
WEA Finance LLC 3.75% 2024[3]	3,570	3,570
Wells Fargo & Co. 3.55% 2025	6,825	6,846
		204,764
Health care 1.21%
AbbVie Inc. 2.50% 2020	7,400	7,326
AbbVie Inc. 3.60% 2025	6,635	6,538
AbbVie Inc. 4.50% 2035	2,285	2,189
Actavis Funding SCS 3.00% 2020	1,870	1,885
Actavis Funding SCS 3.80% 2025	12,125	12,044
Actavis Funding SCS 4.55% 2035	5,540	5,325
Actavis Funding SCS 4.75% 2045	2,055	1,984
Baxalta Inc. 4.00% 2025[3]	3,185	3,210
Baxalta Inc. 5.25% 2045[3]	460	473
Becton, Dickinson and Co. 2.675% 2019	5,000	5,063
Becton, Dickinson and Co. 3.734% 2024	2,550	2,615
Celgene Corp. 3.875% 2025	3,150	3,166
EMD Finance LLC 3.25% 2025[3]	16,847	16,316
Gilead Sciences, Inc. 3.70% 2024	2,800	2,897
Gilead Sciences, Inc. 3.50% 2025	3,205	3,242
Gilead Sciences, Inc. 3.65% 2026	1,135	1,149
Medtronic, Inc. 3.50% 2025	12,400	12,718
Novartis Securities Investment Ltd. 5.125% 2019	475	528
Roche Holdings, Inc. 3.35% 2024[3]	17,275	17,865
Zimmer Holdings, Inc. 3.55% 2025	4,325	4,266
Zimmer Holdings, Inc. 4.25% 2035	380	360
		111,159
Energy 0.80%
Chevron Corp. 1.961% 2020	5,175	5,180
Ecopetrol SA 5.875% 2045	3,490	2,879
Genel Energy Finance 3 Ltd. 7.50% 2019[3]	3,000	2,405
Kinder Morgan Energy Partners, LP 3.50% 2021	850	806
Kinder Morgan Energy Partners, LP 4.15% 2024	1,300	1,166
American Funds Global Balanced Fund — Page 8 of 13

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Kinder Morgan Energy Partners, LP 5.50% 2044	$4,175	$3,516
Kinder Morgan, Inc. 4.30% 2025	10,540	9,565
Pemex Project Funding Master Trust 5.75% 2018	700	745
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	25	25
Petrobras International Finance Co. 5.375% 2021	2,283	1,864
Petróleos Mexicanos 3.50% 2018	2,130	2,172
Petróleos Mexicanos 8.00% 2019	2,410	2,762
Petróleos Mexicanos 4.875% 2022	3,500	3,571
Petróleos Mexicanos 6.50% 2041	675	651
Petróleos Mexicanos 5.50% 2044[3]	550	471
Petróleos Mexicanos 5.625% 2046[3]	3,070	2,659
Phillips 66 Partners LP 4.68% 2045	220	179
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[3,6]	452	316
Statoil ASA 3.125% 2017	1,460	1,512
Statoil ASA 1.95% 2018	505	508
Statoil ASA 3.25% 2024	4,100	4,097
Statoil ASA 3.70% 2024	1,475	1,529
StatoilHydro ASA 2.45% 2023	1,860	1,797
Total Capital International 2.875% 2022	2,350	2,371
TransCanada PipeLines Ltd. 6.50% 2018	125	140
TransCanada PipeLines Ltd. 7.125% 2019	125	143
Transocean Inc. 4.30% 2022	5,100	3,359
Transportadora de Gas Peru SA 4.25% 2028[3,6]	1,700	1,628
Tullow Oil PLC 6.00% 2020	4,240	3,242
Tullow Oil PLC 6.25% 2022	5,000	3,801
Williams Partners LP 5.25% 2020	150	158
Williams Partners LP 4.50% 2023	1,500	1,374
Williams Partners LP 4.30% 2024	2,600	2,334
Williams Partners LP 4.00% 2025	6,000	5,118
		74,043
Materials 0.73%
ArcelorMittal 10.60% 2019	9,362	10,392
First Quantum Minerals Ltd. 6.75% 2020[3]	35,656	27,321
First Quantum Minerals Ltd. 7.25% 2022[3]	4,945	3,631
FMG Resources 9.75% 2022[3]	25,797	25,733
		67,077
Telecommunication services 0.59%
Altice Finco SA, First Lien, 7.75% 2022[3]	3,375	3,257
AT&T Inc. 2.45% 2020	1,930	1,915
AT&T Inc. 3.40% 2025	3,851	3,746
Deutsche Telekom International Finance BV 3.125% 2016[3]	700	707
Deutsche Telekom International Finance BV 2.25% 2017[3]	1,250	1,262
Deutsche Telekom International Finance BV 6.00% 2017	€750	883
France Télécom 5.625% 2018	500	624
France Télécom 9.00% 2031	$3,300	4,810
France Télécom 5.375% 2050	£2,000	3,602
Frontier Communications Corp. 7.625% 2024	$5,500	4,950
Sprint Nextel Corp. 9.125% 2017	5,525	5,760
Sprint Nextel Corp. 11.50% 2021	4,075	4,289
Verizon Communications Inc. 5.15% 2023	4,266	4,756
American Funds Global Balanced Fund — Page 9 of 13

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Verizon Communications Inc. 4.272% 2036	$13,587	$12,426
Verizon Communications Inc. 4.522% 2048	2,050	1,851
		54,838
Utilities 0.37%
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[3]	4,800	4,731
Berkshire Hathaway Energy Co. 3.50% 2025	4,200	4,241
CEZ, a s 4.25% 2022[3]	945	1,003
Duke Energy Corp. 3.75% 2024	1,710	1,770
E.ON International Finance BV 5.80% 2018[3]	1,325	1,441
Electricité de France SA 3.625% 2025[3]	4,160	4,154
Electricité de France SA 6.00% 2114	£1,400	2,650
Exelon Corp. 3.95% 2025	$1,395	1,412
Exelon Corp. 5.10% 2045	1,950	2,017
MidAmerican Energy Holdings Co. 2.00% 2018	2,550	2,555
Niagara Mohawk Power Corp. 3.508% 2024[3]	2,380	2,415
Pacific Gas and Electric Co. 3.85% 2023	1,710	1,790
PacifiCorp. 3.35% 2025	725	737
PSEG Power LLC 2.75% 2016	315	319
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	2,450	2,507
		33,742
Consumer staples 0.26%
Altria Group, Inc. 2.625% 2020	1,700	1,718
Altria Group, Inc. 4.75% 2021	3,300	3,639
CVS Caremark Corp. 3.875% 2025	2,430	2,505
PepsiCo, Inc. 2.50% 2016	1,000	1,011
Philip Morris International Inc. 4.25% 2044	2,700	2,653
Reynolds American Inc. 4.00% 2022	1,325	1,391
Reynolds American Inc. 4.45% 2025	6,730	7,060
Reynolds American Inc. 5.70% 2035	95	104
Reynolds American Inc. 5.85% 2045	825	918
SABMiller Holdings Inc. 2.20% 2018[3]	900	902
Wal-Mart Stores, Inc. 2.55% 2023	1,900	1,891
		23,792
Consumer discretionary 0.23%
BMW Group 3.875% 2017	€250	287
DaimlerChrysler North America Holding Corp. 1.875% 2018[3]	$3,900	3,892
Hyundai Capital Services Inc. 2.625% 2020[3]	1,000	990
Li & Fung Ltd. 6.00% (undated)[7]	10,000	10,325
Thomson Reuters Corp. 1.30% 2017	2,450	2,447
Thomson Reuters Corp. 4.30% 2023	1,950	2,031
Time Warner Inc. 4.75% 2021	1,300	1,425
		21,397
Industrials 0.11%
Autoridad del Canal de Panama 4.95% 2035[3,6]	1,300	1,320
Burlington Northern Santa Fe LLC 3.40% 2024	930	936
ENA Norte Trust 4.95% 2028[3,6]	1,043	1,069
GE Capital European Funding 5.375% 2020	€1,500	1,973
Lima Metro Line Finance Ltd. 5.875% 2034[3,6]	$2,938	2,967
American Funds Global Balanced Fund — Page 10 of 13

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Red de Carreteras de Occidente 9.00% 2028[6]	MXN18,470	$1,104
Volvo Treasury AB 5.00% 2017	€300	354
		9,723
Total corporate bonds & notes		600,535
Mortgage-backed obligations 3.01% Federal agency mortgage-backed obligations 1.88%
Fannie Mae 3.50% 2026[6]	$407	430
Fannie Mae 3.50% 2026[6]	204	216
Fannie Mae 3.50% 2026[6]	160	170
Fannie Mae 4.00% 2026[6]	343	365
Fannie Mae 4.00% 2026[6]	261	278
Fannie Mae 6.00% 2037[6]	257	291
Fannie Mae 4.00% 2041[6]	281	299
Fannie Mae 4.00% 2041[6]	203	217
Fannie Mae 4.00% 2041[6]	173	185
Fannie Mae 4.00% 2041[6]	53	56
Fannie Mae 3.50% 2045[6,8]	25,775	26,826
Government National Mortgage Assn. 3.50% 2045[6,8]	105,850	110,661
Government National Mortgage Assn. 4.00% 2045[6,8]	10,500	11,175
Government National Mortgage Assn. 4.50% 2045[6]	20,000	21,579
		172,748
Other mortgage-backed securities 0.98%
Freddie Mac, Series K043, Class A2, multifamily 3.062% 2024[6]	5,100	5,258
HBOS Treasury Services PLC, Series 17, 4.375% 2016[6]	€1,000	1,133
Nykredit Realkredit AS, Series 01E, 2.00% 2037[6]	DKr326,096	46,436
Nykredit Realkredit AS, Series 01E, 2.50% 2037[6]	163,845	23,976
Nykredit Realkredit AS, Series 01E, 2.50% 2047[6]	39,567	5,627
Realkredit Danmark AS, Series 22S, 2.00% 2037[6]	57,974	8,217
		90,647
Commercial mortgage-backed securities 0.15%
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[3,6]	$7,430	7,543
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[3,6]	6,350	6,364
		13,907
Total mortgage-backed obligations		277,302
Asset-backed obligations 0.23%
Discover Card Execution Note Trust, Series 2015-A-1, Class A-1, 0.546% 2020[6,7]	5,020	5,007
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,3,6]	4,966	4,985
Santander Drive Auto Receivables Trust, Series 2015-1, Class A-2-A, 0.91% 2018[6]	11,486	11,473
		21,465
Total bonds, notes & other debt instruments (cost: $3,159,089,000)		3,064,234
Short-term securities 7.24%
British Columbia (Province of) 0.18% due 12/21/2015	20,000	19,997
Fannie Mae 0.14%–0.23% due 11/17/2015–3/1/2016	92,600	92,573
Federal Home Loan Bank 0.10%–0.21% due 11/13/2015–3/16/2016	271,100	271,055
Freddie Mac 0.21% due 1/4/2016	21,300	21,297
GE Capital International Funding Inc. 0.96% due 4/15/2016[3]	1,170	1,173
American Funds Global Balanced Fund — Page 11 of 13

Short-term securities	Principal amount (000)	Value (000)
Gotham Funding Corp. 0.19% due 11/3/2015[3]	$40,000	$39,999
KfW 0.27% due 1/14/2016[3]	30,400	30,389
Mitsubishi UFJ Trust and Banking Corp. 0.17% due 11/17/2015[3]	27,500	27,498
Mizuho Bank, Ltd. 0.29% due 1/22/2016[3]	49,600	49,566
Nestlé Capital Corp. 0.18% due 11/3/2015[3]	36,700	36,700
Sumitomo Mitsui Banking Corp. 0.16% due 12/1/2015[3]	69,800	69,789
Svenska Handelsbanken Inc. 0.30% due 11/23/2015[3]	6,700	6,699
Total short-term securities (cost: $666,710,000)		666,735
Total investment securities 99.91% (cost: $8,946,096,000)		9,199,112
Other assets less liabilities 0.09%		8,514
Net assets 100.00%		$9,207,626
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $371,817,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 10/31/2015 (000)
			Receive (000)	Deliver (000)
Purchases:
Euros	12/4/2015	UBS AG	€20,953	$23,537	$(483)
Japanese yen	11/13/2015	HSBC Bank	¥1,430,795	$11,904	(46)
Japanese yen	11/13/2015	HSBC Bank	¥3,205,806	$26,786	(217)
Japanese yen	11/18/2015	HSBC Bank	¥444,983	$3,694	(6)
Japanese yen	11/18/2015	UBS AG	¥2,462,106	$20,442	(35)
Japanese yen	11/19/2015	UBS AG	¥1,719,079	$14,506	(257)
Japanese yen	11/20/2015	HSBC Bank	¥2,929,982	$24,362	(76)
Japanese yen	12/2/2015	HSBC Bank	¥2,400,000	$19,913	(17)
					$(1,137)
Sales:
Australian dollars	11/16/2015	Citibank	$3,450	A$4,750	$65
British pounds	11/4/2015	JPMorgan Chase	¥1,433,787	£7,900	(296)
British pounds	11/13/2015	HSBC Bank	$16,740	£11,000	(216)
British pounds	11/13/2015	HSBC Bank	$22,676	£14,900	(292)
British pounds	11/17/2015	Bank of America, N.A.	€5,264	£3,900	(222)
British pounds	11/19/2015	Bank of America, N.A.	C$12,586	£6,325	(125)
British pounds	11/20/2015	HSBC Bank	$24,729	£16,150	(164)
British pounds	11/20/2015	HSBC Bank	€7,402	£5,500	(336)
British pounds	11/23/2015	HSBC Bank	$9,627	£6,225	32
British pounds	11/23/2015	Citibank	$9,625	£6,225	30
British pounds	12/4/2015	HSBC Bank	€5,430	£3,900	(37)
Euros	11/23/2015	Bank of New York Mellon	$28,108	€24,750	883
Indian rupees	11/20/2015	JPMorgan Chase	$6,111	INR397,550	51
Malaysian ringgits	12/4/2015	UBS AG	$1,538	MYR6,500	29
Mexican pesos	12/4/2015	Bank of America, N.A.	$138	MXN2,300	(1)
Polish zloty	12/3/2015	JPMorgan Chase	$24,472	PLN92,500	562
South African rand	11/16/2015	JPMorgan Chase	$10,150	ZAR137,550	240
American Funds Global Balanced Fund — Page 12 of 13

	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 10/31/2015 (000)
			Receive (000)	Deliver (000)
South African rand	12/3/2015	UBS AG	$4,319	ZAR58,725	$101
Swedish kronor	11/19/2015	HSBC Bank	€8,011	SKr75,000	29
Swedish kronor	11/24/2015	Citibank	$9,521	SKr78,200	362
					$695
Forward currency contracts — net					$(442)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $2,504,466,000, which represented 27.20% of the net assets of the fund. This amount includes $2,491,511,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $453,345,000, which represented 4.92% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,772,000, which represented .03% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically.
[8]	Purchased on a TBA basis.

Key to abbreviations and symbols
ADR = American Depositary Receipts
TBA = To be announced
A$ = Australian dollars
BRL = Brazilian reais
CAD/C$ = Canadian dollars
COP = Colombian pesos
DKr = Danish kroner
€ = Euros
GBP/£ = British pounds
HKD = Hong Kong dollars
IDR = Indonesian rupiah
INR = Indian rupees
¥ = Japanese yen
MXN = Mexican pesos
MYR = Malaysian ringgits
NKr = Norwegian kroner
PLN = Polish zloty
RUB = Russian rubles
SKr = Swedish kronor
TRY = Turkish lira
ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-037-1215O-S49254	American Funds Global Balanced Fund — Page 13 of 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Funds Global Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Global Balanced Funds (the “Fund”), including the summary schedule of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of October 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American Funds Global Balanced Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 15, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL BALANCED FUND

By __/s/ Eric S. Richter__________________
Eric S. Richter, Vice Chairman, President and Principal Executive Officer

Date: December 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Eric S. Richter__________________
Eric S. Richter, Vice Chairman, President and Principal Executive Officer

Date: December 31, 2015

By __/s/ Brian D. Bullard__________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: December 31, 2015